                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C.  20549


                                         FORM 8-K

                                      CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) November 29, 1994
                                    (November 10, 1994)


                                  HONDO OIL & GAS COMPANY
                  (Exact name of registrant as specified in its charter)



                    Delaware                  1-8979           95-1998768
           (State or other jurisdiction   (Commission       (I.R.S. Employer
               of incorporation)           File Number)    Identification No.)


                 410 East College Boulevard, Roswell, New Mexico     88201
                   (Address of principal executive offices)       (Zip Code)


            Registrant's telephone number, including area code: (505) 625-8700




           _____________________________________________________________________

               (Former name or former address, if changed since last report)

                            Exhibit Index is located on page 3.











                                             1





          Item 5.  Other Events

          On November 10, 1994, the Company executed an agreement effective as of September 30, 1994, with its principal lenders, Lonrho Plc and Thamesedge Ltd., a wholly-owned subsidiary of Lonrho Plc, for extension of the maturity dates of the Company's four loans. Commencement of principal amortization has been extended from September 15, 1995 to October 1, 1996 for three of the loans. The principal repayment terms of the fourth loan, owed to Thamesedge Ltd., have been changed from four equal annual payments commencing November 1, 1995 to three equal annual payments commencing November 1, 1996. Other terms of the loans remain as described in Note 6 to the Consolidated Financial Statements in Item 8 of the Company's Annual Report on Form 10-K for the year ended September 30, 1993.

          On October 18, 1994, the Company paid $5,000,000 to Lonrho Plc to reduce the principal balance of one of the above loans. The agreement also makes the $5,000,000 available in the form of a facility loan which may be drawn by the Company. The terms of the facility are similar to those of the existing loans described above.

          Item 7 - Financial Statements and Exhibits

          There are no financial statements filed with this report.  Refer to
          Exhibit Index on page 3 for exhibits required by Item 601 of Regulation S-K.



                                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HONDO OIL & GAS COMPANY


          Date: November 29, 1994            By:  /s/ C.B. McDaniel
                                                  ______________________________
                                                  C.B. McDaniel
                                                  Secretary & Counsel











                                             2





                                       EXHIBIT INDEX

               Exhibit
               Number         Subject
               -------        -------------------------------------------------

                10.1 Letter Agreement dated November 10, 1994, by and among the Company, Via Verde Development Company, Newhall Refining Co.,Inc., Lonrho Plc and Thamesedge Ltd., and Note Amendments (excluding Exhibit E to the Letter Agreement filed as Exhibit 10.2, below) amending prior loan agreements and notes (previously filed as Exhibits 10.1 through 10.8 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1993).

                10.2 Promissory Note dated October 31, 1994, in the original principal amount of $5,000,000, from the Company to Lonrho Plc (additional loan facility).



































                                             3